CREDIT AND SECURITY AGREEMENT

                          Dated as of November 24, 1999

                  LASER POWER CORPORATION, a Delaware corporation ("LPC") and EXOTIC MATERIALS, INC., a California corporation ("EMI") (collectively, jointly and severally the "Borrower"), and WELLS FARGO CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE I
                                   Definitions
                                   -----------

         SECTION 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                 (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                 (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                 "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

                 "Advance" means a Revolving Advance, a Term Advance or a Capital Expenditures Advance.

                 "Affiliate" or "Affiliates" means EMI Acquisition Corp., Laser Power Europe (fka Radius Engineering, NV) and Laser Power Optics de Mexico, S.A. de C.V. and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                 "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                 "Availability" means the positive difference, if any, between
(i) the Borrowing Base and (ii) the outstanding principal balance of the Revolving Note.

                 "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Phoenix, Arizona.


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

                 "Book Net Worth" means the aggregate of the common and preferred stockholders' equity in the Borrower, determined in accordance with GAAP.

                 "Borrowing Base" means, at any time the lesser of:

                          (a) the Maximum Line; or

                          (b) subject to change from time to time in the
                 Lender's sole discretion, the sum of:

                                 (i) the lesser of (A) 85% of Eligible Accounts
                          or (B) $4,000,000.00, plus

                                 (ii) the lesser of (A) 50% of Eligible
                          Inventory or (B) $2,000,000.00.

                 "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

                 "Capital Expenditures Advance" has the meaning specified in
Section 2.2(b).

                 "Capital Expenditures Floating Rate" means an annual rate equal to the sum of the Prime Rate plus two percent (2.0%), which annual rate shall change when and as the Prime Rate changes, provided however, if but only if, (i) there is not a then existing Event of Default or Default Period and (ii) LPC sells its microlaser division (the "Transaction") for a sales price which is not less than $4,000,000.00 which includes a cash payment at closing of not less than $2,000,000.00, then the Capital Expenditures Floating Rate shall be reduced to an annual rate equal to the sum of the Prime Rate plus one and one-half percent (1.5%) which rate shall change when and as the Prime Rate changes, said reduction to be effective, if at all, on the later of (x) the closing of the Transaction, or (y) March 31, 2000.

                 "Capital Expenditures Note" means the Borrower's promissory note, payable to the order of the Lender in substantially the form of Exhibit B-2 hereto and any note or notes issued in substitution therefore, as the same may hereafter be amended, supplemented or restated from time to time.

                 "Collateral" means all of the Borrower's Equipment, General Intangibles, Inventory, Receivables, Investment Property, all sums on deposit in any Lender Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods. Notwithstanding the foregoing, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any general intangibles of Borrower (whether owned or held as licensee or lessee, or otherwise), to the


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

extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto; (ii) such consent has not been obtained, and (iii) such license, lease or other Agreement is otherwise permitted by the terms of this Agreement.

                 "Commitment" means the Lender's commitment to make Advances to or for the Borrower's account pursuant to Article II.

                 "Credit Facility" means the credit facility being made available to the Borrower by the Lender pursuant to Article II.

                 "Current Maturities of Long Term Debt" as of a given date means the amount of the Borrower's long-term debt and capitalized leases which became due during the applicable period ending on the designated date.

                 "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                 "Debt Service Coverage Ratio" means the ratio of (i) the sum of
(A) Funds from Operations and (B) Interest Expense MINUS (C) unfinanced Capital Expenditures to (ii) the sum of (A) Current Maturities of Long Term Debt actually paid during the period and (B) Interest Expense.

                 "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                 "Default Period" means any period of time beginning on the day on which an Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Event of Default has been cured or waived.

                 "Default Rate" means, with respect to the Revolving Advances, an annual rate equal to three percent (3%) over the Revolving Floating Rate, which rate shall change when and as the Revolving Floating Rate changes, with respect to the Term Advance, an annual rate equal to three percent (3%) over the Term Floating Rate, which rate shall change when and as the Term Floating Rate changes, and with respect to the Capital Expenditure Advances, an annual rate equal to three percent (3%) over the Capital Expenditure Floating Rate, which rate shall change when and as the Capital Expenditures Floating Rate changes.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
Accounts:


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

                          (i) That portion of Accounts unpaid 90 days or more
after the invoice date;

                          (ii) That portion of Accounts that is disputed or
subject to a claim of offset or a contra account;

                          (iii) That portion of Accounts not yet earned by the
final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                          (iv) Accounts owed by any unit of government, whether
foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                          (v) Accounts owed by an account debtor located outside
the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                          (vi) Accounts owed by an account debtor that is
insolvent, the subject of bankruptcy proceedings or has gone out of business;

                          (vii) Accounts owed by a shareholder, Subsidiary,
Affiliate, officer or employee of the Borrower;

                          (viii) Accounts not subject to a duly perfected
security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

                          (ix) That portion of Accounts that has been
restructured, extended, amended or modified;

                          (x) That portion of Accounts that constitutes
advertising, finance charges, service charges or sales or excise taxes;

                          (xi) Accounts owed by an account debtor, regardless of
whether otherwise eligible, if 20% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii)or (ix) above;

                          (xii) Accounts owed by an account debtor (other than
Lockheed Martin Technical Operations Company) regardless of whether otherwise eligible, in excess of 15% of total Accounts;

                          (xiii) Accounts owed by Lockheed Martin Technical
Operations Company, regardless of whether otherwise eligible, in excess of 35% of total Accounts; and


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

                          (xiv) Accounts, or portions thereof, otherwise deemed
ineligible by the Lender in its sole discretion.

                 "Eligible Inventory" means all Inventory of the Borrower, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible
Inventory:

                          (i) Inventory that is: in-transit; located at any
                 warehouse, job site or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

                          (ii) Parts or sample Inventory;

                          (iii) Work-in-process Inventory;

                          (iv) Inventory that is damaged, obsolete, slow moving
                 or not currently saleable in the normal course of the Borrower's operations;

                          (v) Inventory that the Borrower has returned, has
                 attempted to return, is in the process of returning or intends to return to the vendor thereof;

                          (vi) Inventory that is in-transit;

                          (vii) Inventory manufactured by the Borrower pursuant
                 to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

                          (viii) Inventory that is subject to a security
                 interest in favor of any Person other than the Lender;

                          (ix) Consigned supplies and packaging Inventory; and

                          (x) Inventory otherwise deemed ineligible by the
                 Lender in its sole discretion.

                 "Environmental Laws" has the meaning specified in Section 5.12.

                 "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.


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

                 "Event of Default" has the meaning specified in Section 8.1. "Funding Date" has the meaning given in Section 2.1.

                 "Funds From Operations" for a given period means the sum of (i) Net Income, (ii) depreciation and amortization, (iii) deferred income taxes, and
(iv) other non-cash items, each as determined for such period in accordance with GAAP.

                 "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, the Borrower either (i) is required to implement such change, or (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is herein referred to as a "Required GAAP Change"), provided that (1) the Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the Borrower's income, retained earnings or other accounts, as applicable, and (2) the Borrower's financial covenants set forth in Sections 6.12 through 6.15 and
7.10 shall be adjusted as necessary to reflect the effects of such Required GAAP Change.

                 "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

                 "Hazardous Substance" has the meaning given in Section 5.12.

                 "Interest Expense" means, for a fiscal year-to-date period, the Borrower's total gross interest expense during such period (excluding interest income), and shall in any event include, without limitation, (i) interest expensed (whether or not paid) on all Debt, (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and (iv) the portion of any capitalized lease obligation allocable to interest expense.

                 "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                 "Investment Property" means all of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.


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

                 "Lender Account" has the meaning given in the Lockbox and Collection Account Agreement.

                 "Loan Documents" means this Agreement, the Notes and the Security Documents.

                 "Lockbox" has the meaning given in the Lockbox and Collection Account Agreement.

                 "Lockbox and Collection Account Agreement" means the Lockbox and Collection Account Agreement by and among the Borrower, Wells Fargo Bank, N.A., Regulus West LLC and, the Lender, of even date herewith.

                 "Maturity Date" means October 31, 2002.

                 "Maximum Line" means $4,000,000.00 unless said amount is reduced pursuant to Section 2.8, in which event it means the amount to which said amount is reduced.

                 "Minimum Interest Charge" has the meaning given in Section 2.4(c).

                 "Net Income" means fiscal year-to-date after-tax net income from continuing operations as determined in accordance with GAAP.

                 "Net Loss" means fiscal year-to-date after tax net loss from continuing operations as determined in accordance with GAAP.

                 "Note" means the Revolving Note, the Term Note, or the Capital Expenditures Note and "Notes" means the Revolving Note, the Term Note and the Capital Expenditures Note.

                 "Obligations" means the Notes and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement, the Notes or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                 "Permitted Lien" has the meaning given in Section 7.1.


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

                 "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

                 "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit D attached hereto.

                 "Prime Rate" means the rate of interest publicly announced from time to time by Wells Fargo Bank, N.A. as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                 "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                 "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                 "Revolving Advance" has the meaning given in Section 2.1.

                 "Revolving Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one and one-half percent (1.5%), which annual rate shall change when and as the Prime Rate changes, provided however, if but only if, (i) there is not a then existing Event of Default or Default Period and (ii) LPC closes the Transaction for a sales price which is not less than $4,000,000.00 which includes a cash payment at closing of not less than $2,000,000.00, then the Revolving Floating Rate shall be reduced to an annual rate equal to the sum of the Prime Rate plus one percent (1%) which annual rate shall change when and as the Prime Rate changes, said reduction to be effective, if at all, on the later of (x) the closing of the Transaction, or (y) March 31, 2000.

                 "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.


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

                 "Security Documents" means this Agreement, the Lockbox and Collection Account Agreement, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

                 "Security Interest" has the meaning given in Section 3.1.

                 "Subordination Agreement" means the Debenture Subordination Agreement of even date herewith, executed by Union Miniere in the Lender's favor and acknowledged by the Borrower, and any other subordination agreement accepted by the Lender from time to time, as the same may hereafter be amended, supplemented or restated from time to time.

                 "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                 "Term Advance" has the meaning specified in Section 2.2(a).

                 "Term Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one and one-half percent (1.5%), which annual rate shall change when and as the Prime Rate changes, provided however, if but only if, (i) there is not a then existing Event of Default or Default Period and (ii) LPC closes the Transaction for a sales price which is not less than $4,000,000.00 which includes a cash payment at closing of not less than $2,000,000.00, then the Term Floating Rate shall be reduced to an annual rate equal to the sum of the Prime Rate plus one percent (1%) which annual rate shall change when and as the Prime Rate changes, said reduction to be effective, if at all, on the later of (x) the closing of the Transaction, or (y) March 31, 2000.

                 "Term Note" means the Borrower's promissory note, payable to the order of the Lender in substantially the form of Exhibit B-1 hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                 "Termination Date" means the earliest of (i) the Maturity Date,
(ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to
Section 8.2.

                 "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.14 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.


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

                 "Wells Fargo Bank N.A." means Wells Fargo Bank, National Association.

         SECTION 1.2 CROSS REFERENCES. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II
                     Amount and Terms of the Credit Facility
                     ---------------------------------------

         SECTION 2.1 REVOLVING ADVANCES. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to Section 2.8 and reborrow. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

                 (a) The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Arizona time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

                 (b) Upon fulfillment of the applicable conditions set forth in
Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo Bank, N.A. unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

         SECTION 2.2 TERM ADVANCES/CAPITAL EXPENDITURES ADVANCES.

                 (a) TERM ADVANCE. The Lender agrees, on the terms and subject to the conditions herein set forth, to make a one time non-revolving advance to the Borrower on the Funding Date (the "Term Advance"). The Lender shall have no obligation to make the Term Advance under this Section 2.2 if the Term Advance would exceed the lesser of (i) $1,950,000.00, (ii) 100% of the appraised auction sale value of Borrower's equipment in which Lender has a perfected first priority security interest (the "Equipment Collateral") or (iii) 80% of the orderly liquidation value of the Equipment Collateral. The Borrower's obligation to pay the Term Advance shall be evidenced by the Term Note and shall be secured by the Collateral as provided in Article III. Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall deposit the proceeds of the Term Advance by crediting the same to the Borrower's demand deposit account specified in Section 2.1(b) unless the Lender and the Borrower shall agree in writing to another manner of disbursement.

                 (b) CAPITAL EXPENDITURES ADVANCES. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the Funding Date to the Termination Date (the "Capital Expenditures Advances"). The Lender shall have no obligation to make a Capital Expenditures Advance under this Section 2.2 if all of the conditions contained in Section 4.2 and 4.3 below have not been satisfied. The Borrower's obligation to pay the Capital Expenditures Advance shall be evidenced by the Capital Expenditures Note and shall be secured by the Collateral as provided in
Article III. The Borrower agrees to comply with the following procedures in requested Capital Expenditures Advances:

                     (i) The Borrower shall make each request for a Capital Expenditures Advance to the Lender before 11:00 a.m. (Phoenix time) three (3) Banking Days before the day of the requested Capital Expenditures Advance. The request may be made in writing or by telephone, specifying the date of the Capital Expenditures Advance and the amount thereof.

                     (ii) Each Capital Expenditures Advance shall be in a minimum amount of $100,000.00.

                     (iii) Each request shall be by an individual authorized pursuant to Section 2.1(a).

Upon fulfillment of the applicable conditions set forth in Article IV, the Lender, at its option, either shall deposit the proceeds of the Capital Expenditures Advance by crediting the same to the Borrower's demand deposit account specified in Section 2.1(b), or pay the proceeds of the requested Capital Expenditures Advance directly to the applicable vendor, unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for a Capital Expenditures Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall be obligated to repay all Capital Expenditures Advances notwithstanding the Lender's failure to receive such confirmation and notwithstanding the fact that the person requesting the same was not in fact authorized to do so. Any request for a Capital Expenditures Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 and 4.3 have been satisfied as of the time of the request.

         SECTION 2.3 PAYMENT OF THE NOTES.

                 (a) PAYMENT OF TERM NOTE. The outstanding principal balance of the Term Note shall be due and payable as follows:


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

                     (i) Beginning on October 31, 1999, and on the last day of each month thereafter, in equal monthly installments of an amount sufficient to fully amortize the principal balance of the Term Note over an assumed term of sixty (60) months; provided, however, that if Borrower shall make any prepayment on the Term Note as a result of the Transaction, then beginning on the last day of the calendar month during which such prepayment was made and on the last day of each month thereafter, the monthly installments of principal on the Term Note shall be made in a revised amount, which amount shall be sufficient to fully amortize the remaining principal balance of the Term Note following such prepayment over an assumed term of 60 months from the date of such prepayment; and

                     (ii) On the Termination Date, the entire unpaid principal balance of the Term Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

                 (b) PAYMENT OF CAPITAL EXPENDITURES NOTE. The outstanding principal balance of the Capital Expenditures Note shall be due and payable as follows:

                     (i) Beginning on the earlier of (i) September 30, 2000, or
(ii) the last day of the month in which the Capital Expenditure Advances have been fully disbursed, and on the last day of each month thereafter, in equal monthly installments of an amount sufficient to fully amortize the principal balance of the Capital Expenditures Note over an assumed term of sixty (60) months (the "Assumed Maturity Date"). If the Lender makes Capital Expenditures Advances after the initial Capital Expenditures Advance, the amount of each installment will be increased so that the remaining payments would fully amortize the outstanding principal balance of the Capital Expenditures Note in equal amounts by the Assumed Maturity Date; and

                     (ii) On the Termination Date, the entire unpaid principal balance of the Capital Expenditures Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

         SECTION 2.4 INTEREST; MINIMUM INTEREST CHARGE; DEFAULT INTEREST; PARTICIPATIONS; USURY. Interest accruing on the Notes shall be due and payable in arrears on the first day of each month.

                 (a) REVOLVING NOTE. Except as set forth in Sections 2.4(d), and 2.4(g), the outstanding principal balance of the Revolving Note shall bear interest at the Revolving Floating Rate.

                 (b) TERM NOTE. Except as set forth in Sections 2.4(d) and 2.4(g), the outstanding principal balance of the Term Note shall bear interest at the Term Floating Rate.

                 (c) CAPITAL EXPENDITURES NOTE. Except as set forth in Sections 2.4(d) and 2.4(g), the outstanding principal balance of the Capital Expenditures Note shall bear interest at the Capital Expenditures Floating Rate.

                 (d) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to Section 2.4(a) (b) and (c), the Borrower shall pay to the Lender interest of not less than $20,000.00 per calendar month (which amount shall be automatically reduced to $12,500.00 on the earlier of (i) the last day of the month in which the Transaction closes or (ii) June 30, 2000) (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.4(a)(b) and (c) on the date and in the manner provided in Section 2.6.

                 (e) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                 (f) PARTICIPATIONS. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Floating Rate or the Term Floating Rate, or otherwise elects to accept less than its pro rata share of such fees, charges and other amounts due under this Agreement.

                 (g) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

                 (h) SAVINGS CLAUSE. The Borrower agrees that the interest rate contracted for includes the interest rate set forth herein plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent that some are deemed interest under applicable law.

         SECTION 2.5 FEES.

                 (a) ORIGINATION FEE. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of $25,000.00, due and payable upon the execution of this Agreement.

                 (b) UNUSED LINE FEE. For the purposes of this Section 2.5(b), "Unused Amount" means the Maximum Line reduced by outstanding Revolving Advances. The Borrower agrees to pay to the Lender an unused line fee at the rate of one quarter of one percent (0.25%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

                 (c) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $75.00 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

         SECTION 2.6 COMPUTATION OF INTEREST AND FEES; WHEN INTEREST DUE AND PAYABLE. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

         SECTION 2.7 CAPITAL ADEQUACY. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change upon not less than fifteen (15) days' written notice to the Borrower not less than 180 days after the effective date of the Applicable Rule Change. For purposes of this Section 2.7:

                 (a) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                 (b) "Return", for any period, means the return as determined by such Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                 (c) "Rule Change" means any change in any Capital Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

                 (d) "Related Lender" includes (but is not limited to) the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.7, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

         SECTION 2.8 VOLUNTARY PREPAYMENT; REDUCTION OF THE MAXIMUM LINE; TERMINATION OF THE CREDIT FACILITY BY THE BORROWER. The Borrower may prepay (other than in accordance with Section 2.3) the Term Advance and the Capital Expenditures Advances in whole at any time or from time to time in part without penalty. Except as otherwise provided herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility or reduce the Maximum Line at any time if it (i) gives the Lender at least 20 days' prior written notice and (ii) pays the Lender the termination or line reduction fees in accordance with
Section 2.9. Any prepayment of the Term Advance or the Capital Expenditures Advances (other than in accordance with Section 2.3) or reduction in the Maximum Line must be in an amount not less than $100,000.00 or an integral multiple thereof. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Any partial prepayments of the Term Note and the Capital Expenditures Note (other than in accordance with Section 2.3) shall be applied to principal payments due and owing in inverse order of their maturities. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

         SECTION 2.9 TERMINATION, LINE REDUCTION AND PREPAYMENT FEES; WAIVER OF TERMINATION, PREPAYMENT AND LINE REDUCTION FEES.

                 (a) TERMINATION AND LINE REDUCTION FEES. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date, or the Borrower reduces the Maximum Line, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction, as the case may be) as follows: (i) three percent (3.0%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; (ii) one percent (1.0%) if the termination or reduction occurs after the first anniversary of the Funding Date but on or before the second anniversary of the Funding Date; and (iii) three-quarters of one percent (0.75%) if the termination or reduction occurs after the second anniversary of the Funding Date.

                 (b) WAIVER OF TERMINATION AND LINE REDUCTION FEES. The Borrower will not be required to pay the termination or line reduction fees otherwise due under this Section 2.9 if such termination or line reduction is made because of refinancing by an affiliate of the Lender. In addition, the Borrower may reduce the Maximum Line at any time prior to the first anniversary of the Funding Date by an amount not to exceed $1,000,000.00 without being required to pay the line reduction fees otherwise due under this Section 2.9, if but only if, the line reduction results from the closing of the Transaction.

         SECTION 2.10 MANDATORY PREPAYMENT.

                 (a) Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.10 or under Section 2.8 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine; provided that any prepayment under Section 2.8 which the Borrower designates as a partial prepayment of the Term Note or the Capital Expenditures Note shall be applied to principal installments of the Term Note or the Capital Expenditures Note, as applicable, in inverse order of maturity. For each day or portion thereof that the Revolving Advances shall exceed the Borrowing Base, the Borrower shall pay to the Lender an overadvance charge (which charge shall be in addition to and not in lieu of any other interest, fees, or charges payable by Borrower hereunder) in the amount of $100.00; provided, however, that if such day occurs during a Default Period, the overadvance charge for such day shall be $200.00.

                 (b) In the event that the Transaction has not closed on or before the first anniversary of the Funding Date, the Lender in its sole discretion may elect to require that the Capital Expenditures Advances be prepaid such that after such prepayment, the outstanding principal balance of the Capital Expenditures Note shall not exceed 80% of the orderly liquidation value of the Equipment purchased with the proceeds of the Capital Expenditures Advances.

         SECTION 2.11 PAYMENT. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations one Banking Day after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

         SECTION 2.12 PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

         SECTION 2.13 USE OF PROCEEDS. The Borrower shall use the proceeds of the Revolving Advances and the Terms Advance to (i) repay all indebtedness owed to Wells Fargo Bank, N.A., (ii) to pay all accounts payable sixty days or more past invoice date and (iii) for ordinary working capital purposes. The Borrower shall use the proceeds of the Capital Expenditures Advances for Capital Expenditures.

         SECTION 2.14 LIABILITY RECORDS. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 60 days after receipt.

                                  ARTICLE III
                      Security Interest; Occupancy; Setoff
                      ------------------------------------

         SECTION 3.1 GRANT OF SECURITY INTEREST. Each of LPC and EMI hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

         SECTION 3.2 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS. The Lender may at any time (upon an Event of Default) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

         SECTION 3.3 ASSIGNMENT OF INSURANCE. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         SECTION 3.4 OCCUPANCY.

                 (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

                 (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                 (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                 (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

         SECTION 3.5 LICENSE. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

         SECTION 3.6 FINANCING STATEMENT. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                           Name and address of LPC:

                           Laser Power Corporation
                           12777 High Bluff Drive
                           San Diego, CA  92130

                           Federal Tax Identification No. 95-3423358


                           Name and address of EMI:

                           Exotic Materials, Inc.
                           36570 Briggs Road
                           Murrieta, CA  92563-2347

                           Federal Tax Identification No. 95-2120954


                           Name and address of Secured Party:

                           Wells Fargo Credit, Inc.
                           100 West Washington Street, 7th Floor
                           MAC S4101-076
                           Phoenix, AZ  85003

                           Federal Tax Identification No. 41-1237652

         SECTION 3.7 SETOFF. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV
                              Conditions of Lending
                              ---------------------

         SECTION 4.1 CONDITIONS PRECEDENT TO THE INITIAL REVOLVING ADVANCE, TERM ADVANCE AND THE CAPITAL EXPENDITURES ADVANCES. The Lender's obligation to make the initial Revolving Advance, Term Advance and the Capital Expenditures Advance hereunder shall be subject to the conditions precedent that (i) that after giving effect to the initial Revolving Advance, there is not less than $750,000.00 in excess Availability and (ii) the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                 (a) This Agreement, properly executed by the Borrower.

                 (b) The Notes, properly executed by the Borrower.

                 (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                 (d) A true and correct copy of any and all mortgages pursuant to which the Borrower has mortgaged the Premises, together with a mortgagee's disclaimer and consent with respect to each such mortgage.

                 (e) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of liens, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                 (f) An acknowledgment and waiver of liens from each warehouse in which the Borrower is storing Inventory.

                 (g) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, (i) an acknowledgment and waiver of liens from each subcontractor who has possession of the Borrower's goods from time to time, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement covering such Person's property other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                 (h) The Lockbox and Collection Account Agreement, properly executed by the Borrower and all other parties thereto.

                 (i) The Subordination Agreement, properly executed by Union Miniere and acknowledged by the Borrower.

                 (j) Current searches of appropriate filing offices showing that
(i) no state or federal tax liens have been filed and remain in effect against either LPC or EMI, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against either LPC or EMI except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                 (k) A certificate of the Secretary or Assistant Secretary of each of LPC and EMI certifying as to (i) the resolutions of the each of their directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) their articles of incorporation and bylaws, and (iii) the signatures of each of their officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on their behalf.

                 (l) A current certificate issued by the Secretary of State of Delaware and California, certifying that LPC and EMI are in compliance with all applicable organizational requirements of the State of Delaware and California, as applicable.

                 (m) Evidence that each of LPC and EMI are duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                 (n) A certificate of an officer of each of LPC and EMI confirming, in his corporate capacity, the representations and warranties set forth in Article V.

                 (o) An opinion of counsel to each of LPC and EMI, addressed to the Lender.

                 (p) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                 (q) Payment of the fees and commissions due through the date of the initial Advance under Section 2.5 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.7, including all legal expenses incurred through the date of this Agreement.

                 (r) Such other documents as the Lender in its sole discretion may require.

         SECTION 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES. The Lender's obligation to make each Advance shall be subject to the further conditions precedent that on such date:

                 (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                 (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

         SECTION 4.3 CONDITIONS PRECEDENT TO THE CAPITAL EXPENDITURES ADVANCES. The Obligation of the Lender to make the Capital Expenditures Advances shall be subject to the further conditions precedent that:

                 (a) There have been not more than three Capital Expenditures Advances.

                 (b) Each request for a disbursement of the Capital Expenditures Advance is an amount of not more than 75% of the "Hard" invoice cost of the equipment which is the subject of the applicable Capital Expenditure. "Hard" invoice costs shall in no event be deemed to include costs associated with installation, taxes and freight charges.

                 (c) Each request for a disbursement of the Capital Expenditures Advance is accompanied by all applicable invoices.

                                   ARTICLE V
                         Representations and Warranties
                         ------------------------------

         The Borrower represents and warrants to the Lender as follows:

         SECTION 5.1 CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; TAX IDENTIFICATION NUMBER. LPC is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. EMI is a corporation, duly organized, validly existing and in good standing under the laws of the State of California and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Each of LPC and EMI has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During their existence, each of LPC and EMI has done business solely under the names set forth in Schedule 5.1 hereto. LPC's and EMI's respective chief executive office and principal place of business is located at the address set forth in Schedule
5.1 hereto, and all of their records relating to their businesses or the Collateral are kept at said locations. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. Each of LPC and EMI's tax identification number is correctly set forth in
Section 3.6 hereto.

         SECTION 5.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by LPC and EMI of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of their stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to them or of their articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which either of them is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

         SECTION 5.3 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by LPC and EMI, the other Loan Documents will constitute the legal, valid and binding obligations of each of them, enforceable against the Borrower in accordance with their respective terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 5.4 SUBSIDIARIES. Except as set forth in Schedule 5.4 hereto, LPC and EMI have no Subsidiaries.

         SECTION 5.5 FINANCIAL CONDITION; NO ADVERSE CHANGE. LPC has heretofore furnished to the Lender its audited financial statements for its fiscal year ended September 30, 1998, and its unaudited financial statements for the fiscal year-to-date period ended August 29, 1999 and those statements fairly present LPC's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in LPC's business, properties or condition (financial or otherwise). EMI has heretofore furnished to the Lender its audited financial statements for its fiscal year ended September 30, 1998 and its unaudited financial statements for the fiscal year-to-date period ended August 29, 1999 and those statements fairly present

EMI's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in EMI's business, properties or condition (financial or otherwise).

         SECTION 5.6 LITIGATION. To the knowledge of Borrower, there are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting either LPC or EMI or any of their Affiliates or their properties or any of their Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to them, would have a material adverse effect on the financial condition, properties or operations of either of them or any of their Affiliates.

         SECTION 5.7 REGULATION U. LPC and EMI are not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         SECTION 5.8 TAXES. LPC and EMI and their Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them or to the extent that any such taxes are being contested in good faith and adequate reserves have been established therefor in accordance with GAAP. LPC and EMI and their Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of LPC and EMI or any Affiliate, as the case may be, are required to be filed, and LPC and EMI and their Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

         SECTION 5.9 TITLES AND LIENS. LPC and EMI have good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens and liens for current taxes are not yet due. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

         SECTION 5.10 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, neither LPC nor EMI nor any of their Affiliates maintain or has maintained any Plan. Neither LPC nor EMI nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither LPC nor EMI nor any of their Affiliates have:

                 (a) Any accumulated funding deficiency within the meaning of ERISA; or

                 (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

         SECTION 5.11 DEFAULT. LPC and EMI are in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on their financial condition, properties or operations.

         SECTION 5.12 ENVIRONMENTAL MATTERS.

                 (a) DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                     (i) "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                     (ii) "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                 (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                 (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

                 (d) To the Borrower's best knowledge, there are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

                 (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and to the Borrower's best knowledge there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                 (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                 (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents known to the Borrower describing or relating in any way to the Premises or Borrower's businesses.

         SECTION 5.13 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

         SECTION 5.14 FINANCING STATEMENTS. LPC and EMI have provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents to the extent that such security interest can be perfected by filing of financial statements. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         SECTION 5.15 RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights and except to the extent that availability of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 5.16 FINANCIAL SOLVENCY. Both before and after giving effect to the transactions contemplated in the Loan Documents, neither LPC nor EMI nor any of their Affiliates:

                 (a) was or will be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

                 (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

                 (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                 (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

                 (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI
                        Borrower's Affirmative Covenants
                        --------------------------------

         So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

         SECTION 6.1 REPORTING REQUIREMENTS. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                 (a) as soon as available, and in any event within 90 days after the end of each fiscal year of each of LPC and EMI, their consolidated and consolidating audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and reasonably acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 through 6.15, and 7.10; and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                 (b) as soon as available and in any event within 20 days after the end of each month, a consolidated and consolidating unaudited/internal balance sheet and statements of income and retained earnings of LPC and EMI as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and
(iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 through 6.15, and 7.10;

                 (c) within 15 days after the end of each month or more frequently if the Lender so requires, agings of LPC's and EMI's accounts receivable and accounts payable, an inventory certification report, and a calculation of their Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period;

                 (d) at least 30 days before the beginning of each fiscal year of LPC and EMI, the projected consolidated and consolidating balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by LPC's and EMI's chief financial officers as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                 (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting either LPC or EMI of the type described in Section
5.12 or which seek a monetary recovery against either LPC or EMI in excess of $100,000.00;

                 (f) as promptly as practicable (but in any event not later than five business days) after an officer of either LPC or EMI obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of either LPC or EMI of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                 (g) as soon as possible and in any event within 30 days after either LPC or EMI knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of LPC's and EMI's chief financial officers setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                 (h) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                 (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by either LPC's or EMI's customers; (ii) credit memos; (iii) any goods returned to or recovered by either of them; and (iv) any change in the persons constituting either of their key officers and key directors;

                 (j) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                 (k) promptly upon their distribution, copies of all financial statements, reports and proxy statements which either LPC or EMI shall have sent to its stockholders;

                 (l) promptly after the sending or filing thereof, copies of all regular and periodic reports (including without limitation 10Q and 10K Reports) which either LPC or EMI shall file with the Securities and Exchange Commission or any national securities exchange;

                 (m) promptly upon knowledge thereof, notice of LPC's or EMI's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect LPC's or EMI's business or its financial condition; and

                 (n) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

         SECTION 6.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. LPC and EMI will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to their business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of LPC and EMI at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to LPC and EMI, and to discuss their affairs with any of their directors, officers, employees or agents. LPC and EMI will permit the Lender, or their employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of LPC and EMI at any time during ordinary business hours.

         SECTION 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send or require LPC and EMI to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

         SECTION 6.4 COMPLIANCE WITH LAWS.

                 (a) LPC and EMI will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                 (b) Without limiting the foregoing undertakings, each of LPC and EMI specifically agrees that they will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

         SECTION 6.5 PAYMENT OF TAXES AND OTHER CLAIMS. Each of LPC and EMI will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of them; provided, that LPC and EMI shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         SECTION 6.6 MAINTENANCE OF PROPERTIES.

                 (a) LPC and EMI will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent LPC and EMI from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of their business and not disadvantageous in any material respect to the Lender.

                 (b) LPC and EMI will use commercially reasonable efforts to defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                 (c) LPC and EMI will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

         SECTION 6.7 INSURANCE. LPC and EMI will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which LPC and EMI operates. Without limiting the generality of the foregoing, LPC and EMI will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

         SECTION 6.8 PRESERVATION OF EXISTENCE/SECURITIES AND EXCHANGE COMMISSION. Each of LPC and EMI will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner. Each of LPC and EMI shall at all times remain in good standing with the Securities and Exchange Commission.

         SECTION 6.9 DELIVERY OF INSTRUMENTS, ETC. Upon request by the Lender, LPC and EMI will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by LPC and EMI.

         SECTION 6.10 LENDER ACCOUNT.

                 (a) If, notwithstanding the instructions to debtors to make payments to the Lockbox, LPC and EMI receives any payments on Receivables, they shall deposit such payments into the Lender Account. Until so deposited, LPC and EMI shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

                 (b) Amounts deposited in the Lender Account shall not bear interest and shall not be subject to withdrawal by either LPC or EMI, except after full payment and discharge of all Obligations.

                 (c) All deposits in the Lender Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing one (1) collection day for Wells Fargo Bank, N.A. and one (1) Banking Day for Lender, apply deposited funds in the Lender Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

                 (d) All items deposited in the Lender Account shall be subject to final payment. If any such item is returned uncollected, LPC and EMI will immediately pay the Lender, or, for items deposited in the Lender Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. LPC and EMI shall be liable as an endorser on all items deposited in the Lender Account, whether or not in fact endorsed by the Borrower.

         SECTION 6.11 PERFORMANCE BY THE LENDER. If either LPC or EMI at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives either of them written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of LPC and EMI (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and LPC and EMI shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Revolving Floating Rate. To facilitate the Lender's performance or observance of such covenants of LPC and EMI, LPC and EMI hereby irrevocably appoint the Lender, or the Lender's delegate, acting alone, as their attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of LPC and EMI any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by LPC and EMI under this Section 6.11.

         SECTION 6.12 DEBT SERVICE COVERAGE RATIO. The Borrower covenants that LPC and EMI shall, commencing on the fiscal quarter ending December 31, 1999, and continuing on the last day of each fiscal quarter thereafter, maintain an aggregate average minimum Debt Service Coverage Ratio (based upon the period from the immediately preceding fiscal year end through the reporting date ) of not less than the ratios set forth below:

     ------------------------------------- --------------------------------
              Quarter Ending                             Requirement
              --------------                             -----------
     ------------------------------------- --------------------------------
     December 31 of each year                            1.00 to 1.00
     ------------------------------------- --------------------------------
     March 31 of each year                               1.05 to 1.00
     ------------------------------------- --------------------------------
     June 30 of each year                                1.15 to 1.00
     ------------------------------------- --------------------------------
     September 30 of each year                           1.25 to 1.00
     ------------------------------------- --------------------------------

         SECTION 6.13 NET WORTH. The Borrower covenants that, as of September 30, 1999, LPC and EMI had an aggregate Book Net Worth of $9,888,000.00. The Borrower covenants that commencing with the fiscal quarter ending December 31, 1999, and continuing each fiscal quarter thereafter, Borrower's aggregate Book Net Worth as of the end of each fiscal quarter end shall increase by (or in the event a decrease is allowed, decrease by not more than) the amounts set forth below as measured from the immediately preceding fiscal year end.

     ---------------------------------------- -------------------------------
                 Quarter Ending                      Net Worth Increase
                 --------------                      ------------------
                                                          (Decrease)
                                                          ----------
     ---------------------------------------- -------------------------------
     December 31, 1999                                   (100,000.00)
     ---------------------------------------- -------------------------------
     March 31 of each year                               $100,000.00
     ---------------------------------------- -------------------------------
     June 30 of each year                                $300,000.00
     ---------------------------------------- -------------------------------
     September 30 of each year                           $500,000.00
     ---------------------------------------- -------------------------------
     December 31, 2000 and each
     December 31 thereafter                                    $0.00
     ---------------------------------------- -------------------------------

         SECTION 6.14 NET INCOME. The Borrower covenants that beginning with the fiscal quarter ending December 31, 1999, and continuing for each fiscal quarter thereafter, LPC and EMI shall achieve an aggregate consolidated Net Income of not less than (or in the event a Net Loss is permitted, a Net Loss of not more than) the amounts set forth below, as measured from the immediately preceding fiscal year end:

     ---------------------------------------- -------------------------------
                 Quarter Ending                     Net Income Increase
                 --------------                     -------------------
                                                          (Decrease)
                                                          ----------
     ---------------------------------------- -------------------------------
     September 30, 1999                               ($1,500,000.00)
     ---------------------------------------- -------------------------------
     December 31, 1999                                   (100,000.00)
     ---------------------------------------- -------------------------------
     March 31 of each year                               $100,000.00
     ---------------------------------------- -------------------------------
     June 30 of each year                                $300,000.00
     ---------------------------------------- -------------------------------
     September 30, 2000 and each
     September 30 thereafter                             $500,000.00
     ---------------------------------------- -------------------------------
     December 31, 2000 and each
     December 31 thereafter                                    $0.00
     ---------------------------------------- -------------------------------

         SECTION 6.15 STOP LOSS. The Borrower covenants that beginning with the month of October, 1999 and continuing for each month thereafter, LPC and EMI shall not achieve an aggregate consolidated Net Loss in excess of $100,000.00 in any one month.

                                  ARTICLE VII
                               Negative Covenants
                               ------------------

         So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

         SECTION 7.1 LIENS. Neither LPC nor EMI will create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; EXCLUDING, HOWEVER, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

                 (a) in the case of any of their property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

                 (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Schedule
7.1 hereto, securing indebtedness for borrowed money permitted under Section
7.2;

                 (c) the Security Interest and liens and security interests created by the Security Documents;

                 (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof and so long as no Default Period is then in existence and none would exist immediately after such acquisition; and

                 (e) landlords', mortgagees' and lessors' liens in respect of rent not in default, to the extent landlord/mortgagee waivers shall have been delivered to the Lender or liens in respect of pledges or deposits under worker's compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or mechanics', laborers' and materialmens' and similar liens, if the obligation secured by such liens are not then delinquent.

         SECTION 7.2 INDEBTEDNESS. Neither LPC nor EMI will incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                 (a) indebtedness arising hereunder;

                 (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 7.2 hereto;

                 (c) indebtedness relating to liens permitted in accordance with
Section 7.1;

                 (d) indebtedness in respect of current liabilities, other than for borrowed money, of the Borrower incurred in the ordinary course of business and of a type and magnitude consistent with past practices; and

                 (e) that subordinated indebtedness set forth in the Subordination Agreement.

         SECTION 7.3 GUARANTIES. Neither LPC nor EMI will assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                 (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business;

                 (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto; and

                 (c) investments permitted by Section 7.4.

         SECTION 7.4 INVESTMENTS AND SUBSIDIARIES.

                 (a) Neither LPC nor EMI will purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                     (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                     (ii) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of $50,000.00; and

                     (iii) advances in the form of progress payments, prepaid rent not exceeding three months or security deposits; and

                     (iv) subject to Lender's prior written consent, investments pursuant to or arising under currency arrangements or interest rate agreements entered into in the ordinary course of Borrower's business.

                 (b) Neither LPC nor EMI will create or permit to exist any Subsidiary, other than the Subsidiar(y)(ies) in existence on the date hereof and listed in Schedule 5.4.

         SECTION 7.5 DIVIDENDS. Neither LPC nor EMI will declare or pay any dividends (other than dividends payable solely in stock of LPC or EMI, as applicable) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

         SECTION 7.6 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. Except for the Transaction, neither LPC nor EMI will sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

         SECTION 7.7 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. Neither LPC nor EMI will consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

         SECTION 7.8 SALE AND LEASEBACK. Neither LPC nor EMI will enter into any arrangement, directly or indirectly, with any other Person whereby either of them shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         SECTION 7.9 RESTRICTIONS ON NATURE OF BUSINESS. Neither LPC nor EMI will engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

         SECTION 7.10 CAPITAL EXPENDITURES. LPC and EMI will not, in the aggregate, incur or contract to incur Capital Expenditures of more than $1,500,000.00 in the aggregate during any fiscal year. In addition, LPC and EMI will not, in the aggregate, incur or contract to incur unfinanced Capital Expenditures of more than $1,000,000.00 during any fiscal year.

         SECTION 7.11 ACCOUNTING. Neither LPC nor EMI will adopt any material change in accounting principles other than as required by GAAP. Neither LPC nor EMI will adopt, permit or consent to any change in its fiscal year.

         SECTION 7.12 DISCOUNTS, ETC. Neither LPC nor EMI will, after notice from the Lender, grant, other than in the ordinary course of business, any discount, credit or allowance to any customer of either of them or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of either of them.

         SECTION 7.13 DEFINED BENEFIT PENSION PLANS. Neither LPC nor EMI will adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

         SECTION 7.14 OTHER DEFAULTS. Neither LPC nor EMI will permit any breach, default or event of default (subject to any applicable cure periods) to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon them.

         SECTION 7.15 PLACE OF BUSINESS; NAME. Neither LPC nor EMI will, without 60 days prior written notice to Lender, transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. Neither LPC nor EMI will, without 60 days prior written notice to Lender, permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. Neither LPC nor EMI will, without 60 days prior written notice to Lender, change its name.

         SECTION 7.16 ORGANIZATIONAL DOCUMENTS; S CORPORATION STATUS. Neither LPC nor EMI will amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

         SECTION 7.17 SALARIES. Neither LPC nor EMI will pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of the directors, officers and consultants, and any member of their families in the aggregate, by more than 25% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

         SECTION 7.18 CHANGE IN OWNERSHIP. Neither LPC nor EMI will issue or sell any stock.

                                  ARTICLE VIII
                     Events of Default, Rights and Remedies
                     --------------------------------------

         SECTION 8.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events:

                 (a) Default in the payment of the Obligations when they become due and payable;

                 (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

                 (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

                 (d) Either of LPC or EMI shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or either of LPC or EMI shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower; or either of LPC or EMI shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against either of LPC or EMI; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of either of LPC or EMI;

                 (e) A petition shall be filed by or against either of LPC or EMI under the United States Bankruptcy Code naming either of LPC or EMI as debtor;

                 (f) Any representation or warranty made by either of LPC or EMI in this Agreement, or by either of LPC or EMI (or any of their officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

                 (g) The rendering against either of LPC or EMI of a final judgment, decree or order for the payment of money in excess of $50,000.00 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                 (h) A default under any bond, debenture, note or other evidence of indebtedness of either LPC or EMI owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                 (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

                 (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any Note;

                 (k) Either of LPC or EMI shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                 (l) Either of LPC or EMI shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                 (m) Default in the payment of any amount owed by either of LPC or EMI to the Lender other than any indebtedness arising hereunder;

                 (n) Either of LPC or EMI shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Indebtedness (as defined in the Subordination Agreement) that any Person was not entitled to receive under the provisions of the Subordination Agreement;

                 (o) Any event or circumstance with respect to either of LPC or EMI shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by either of LPC or EMI under the Loan Documents is impaired or any material adverse change in the business or financial condition of either of LPC or EMI shall occur.

                 (p) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

         SECTION 8.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

                 (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                 (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which each of LPC and EMI hereby expressly waives;

                 (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

                 (d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, each of LPC and EMI will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                 (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                 (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

         SECTION 8.3 CERTAIN NOTICES. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days before the date of intended disposition or other action.

                                   ARTICLE IX
                                  Miscellaneous
                                  -------------

         SECTION 9.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         SECTION 9.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle either LPC or EMI to any other or further notice or demand in similar or other circumstances.

         SECTION 9.3 ADDRESSES FOR NOTICES, ETC. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                           If to the Borrower:

                           Laser Power Corporation
                           12777 High Bluff Drive
                           San Diego, CA  92130
                           Telecopier:  619/259-0956
                           Attention:  Paul Wickman

                           Exotic Materials, Inc.
                           36570 Briggs Road
                           Murrieta, CA  92563-2347
                           Telecopier:  909/926-9026
                           Attention:  Gary Mineo

                           If to the Lender:

                           Wells Fargo Credit, Inc.
                           100 West Washington Street, 7th Floor
                           MAC S4101-076
                           Phoenix, AZ  85003
                           Telecopier:  602/378-6215
                           Attention: Jill Fedoruk
or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender. Any notice given to LPC shall be deemed to have also been given to EMI. Any notice given to EMI shall be deemed to have also been given to LPC. Any notice given to Lender on behalf of LPC shall be deemed to have also been given on behalf of EMI. Any notice given to Lender on behalf of EMI shall be deemed to have also been given on behalf of LPC.

         SECTION 9.4 FURTHER DOCUMENTS. Each of LPC and EMI will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         SECTION 9.5 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

         SECTION 9.6 COSTS AND EXPENSES. Each of LPC and EMI jointly and severally agree to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

         SECTION 9.7 INDEMNITY. In addition to the payment of expenses pursuant to Section 9.6 each of LPC and EMI, jointly and severally agree to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"); provided that the

Borrower shall not have any obligation to any Indemnitee hereunder with respect to the Indemnified Liabilities caused by or resulting from the willful misconduct or gross negligence of such Indemnitee or the breach by such Indemnitee of this Agreement or any other Loan Document:

                 (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                 (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                 (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.7 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

         SECTION 9.8 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

         SECTION 9.9 EXECUTION IN COUNTERPARTS. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         SECTION 9.10 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT; EXCHANGING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent.

This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

         SECTION 9.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         SECTION 9.12 HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 9.13 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the District Court of Maricopa County, Arizona, or the United States District Court, District of Arizona; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       WELLS FARGO CREDIT, INC., a Minnesota
                                       corporation



                                       By /s/ Jill Fedoruk
                                         ---------------------------------------

                                            Its Officer
                                                --------------------------------

                                       LASER POWER CORPORATION, a Delaware
                                       corporation



                                       By /s/ Paul P. Wickmam
                                          --------------------------------------

                                          Its CFO
                                              ----------------------------------


                                       EXOTIC MATERIALS, INC., a California
                                       corporation



                                       By /s/ Paul P. Wickmam
                                          --------------------------------------

                                          Its Treasurer
                                              ----------------------------------

                         Table of Exhibits and Schedules

      Exhibit A                         Form of Revolving Note
      Exhibit B-1                       Form of Term Note
      Exhibit B-2                       Form of Capital Expenditures Note
      Exhibit C                         Compliance Certificate
      Exhibit D                         Premises

                               -------------------


      Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

      Schedule 5.4                      Subsidiaries

      Schedule 7.1                      Permitted Liens

      Schedule 7.2                      Permitted Indebtedness and Guaranties

                                      Exhibit A to Credit and Security Agreement

                                 REVOLVING NOTE

$4,000,000.00                                                 Phoenix, Arizona

                                                              __________, 1999

                  For value received, the undersigned, LASER POWER CORPORATION, a Delaware corporation and EXOTIC MATERIALS, INC., a California corporation (collectively, jointly and severally, the "Borrower"), hereby promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million Dollars ($4,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                    LASER POWER CORPORATION, a Delaware
                                    corporation



                                    By _______________________________________

                                       Its _____________________________________

                                    EXOTIC MATERIALS, INC., a California
                                    corporation



                                    By _______________________________________

                                       Its _____________________________________

                                    Exhibit B-1 to Credit and Security Agreement

                                    TERM NOTE

$1,950,000.00                                               Phoenix, Arizona

                                                            __________, 1999

                  For value received, the undersigned, LASER POWER CORPORATION, a Delaware corporation, and EXOTIC MATERIALS, INC., a California corporation (collectively, jointly and severally the "Borrower"), hereby promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Nine Hundred Fifty Thousand Dollars ($1,950,000.00) or, if less, the aggregate unpaid principal amount of all Term Advance made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Term Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                       LASER POWER CORPORATION, a Delaware
                                       corporation



                                       By ______________________________________

                                          Its __________________________________



                                     B-1-1

                                       EXOTIC MATERIALS, INC., a California
                                       corporation



                                       By ______________________________________

                                          Its __________________________________


                                      B-1-1

                                    Exhibit B-2 to Credit and Security Agreement

                            CAPITAL EXPENDITURES NOTE

$750,000.00                                                   Phoenix, Arizona

                                                              __________, 1999

                  For value received, the undersigned, LASER POWER CORPORATION, a Delaware corporation, and EXOTIC MATERIALS, INC., a California corporation (collectively, jointly and severally the "Borrower"), hereby promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) or, if less, the aggregate unpaid principal amount of all Term Advance made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Capital Expenditures Note referred to in the Credit Agreement. This
Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                         LASER POWER CORPORATION, a Delaware
                                         corporation



                                         By ____________________________________

                                            Its ________________________________


                                     B-2-1

                                         EXOTIC MATERIALS, INC., a California
                                         corporation



                                         By ____________________________________

                                            Its ________________________________


                                      B-2-1

                                      Exhibit C to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE
                             ----------------------

To:          _________________________________

             Wells Fargo Credit, Inc.

Date:        __________________, ______

Subject:     Laser Power Corporation, and Exotic Materials, Inc.
             Financial Statements

                  In accordance with our Credit and Security Agreement dated as of ____________, ____ (the "Credit Agreement"), attached are the financial statements of Laser Power Corporation, and Exotic Materials, Inc. (collectively the "Borrower") as of and for ________________, _____ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

                  EVENTS OF DEFAULT.  (Check one):
                  ------------------

                  |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  I hereby certify to the Lender as follows:

                  |_| The Reporting Date does not mark the end of one of the Borrower's fiscal quarters, hence I am completing only paragraph __ below.

                  |_| The Reporting Date marks the end of one of the Borrower's fiscal quarters, hence I am completing all paragraphs below except paragraph __.

                  |_| The Reporting Date marks the end of the Borrower's fiscal year, hence I am completing all paragraphs below.

                  FINANCIAL COVENANTS. I further hereby certify that the Borrower is in compliance with the covenants set forth in Sections 6.12 through 6.15, 7.10 and 7.17 of the Agreement, except as indicated below.
The calculations made to determine compliance are as follows:

Covenant 6.12  Debt Service Coverage Ratio

     ------------------------------- ---------------------- ----------------
             Quarter Ending              Requirement            Actual
     ------------------------------- ---------------------- ----------------
     December 31 of each year           1.00 to 1.00
     ------------------------------- ---------------------- ----------------
     March 31 of each year              1.05 to 1.00
     ------------------------------- ---------------------- ----------------
     June 30 of each year               1.15 to 1.00
     ------------------------------- ---------------------- ----------------
     September 30 of each year          1.25 to 1.00
     ------------------------------- ---------------------- ----------------


Covenant 6.13  Book Net Worth

     ----------------------------- ---------------------------- ----------------
            Quarter Ending                Requirement            Actual
     ----------------------------- ---------------------------- ----------------
     September 30, 1999            $9,888,000.00
     ----------------------------- ---------------------------- ----------------
     December 31, 1999             An amount equal to the
                                   Borrower's Book Net
                                   Worth on the
                                   immediately preceding
                                   fiscal year end MINUS
                                   $100,000.00
     ----------------------------- ---------------------------- ----------------
     March 31 of each year         An amount equal to the
                                   Borrower's Book Net
                                   Worth on the
                                   immediately preceding
                                   fiscal year end PLUS
                                   $100,000.00
     ----------------------------- ---------------------------- ----------------
     June 30 of each year          An amount equal to the
                                   Borrower's Book Net
                                   Worth on the
                                   immediately preceding
                                   fiscal year end PLUS
                                   $300,000.00
     ----------------------------- ---------------------------- ----------------
     September 30 of               An amount equal to the
     each year                     Borrower's Book Net
                                   Worth on the
                                   immediately preceding
                                   fiscal year end PLUS
                                   $500,000.00
     ----------------------------- ---------------------------- ----------------
     December 31, 2000             An amount equal to the
     and each                      Borrower's Book Net
     December 31                   Worth on the
     thereafter                    immediately preceding
                                   fiscal year end
     ----------------------------- ---------------------------- ----------------

Covenant 6.14  Net Income/Net Loss

     ----------------------------- ---------------------------- ----------------
            Quarter Ending         Requirement                      Actual
     ----------------------------- ---------------------------- ----------------
     September 30, 1999            ($1,500,000.00) as
                                   measured from the
                                   immediately preceding
                                   fiscal year end
     ----------------------------- ---------------------------- ----------------
     December 31, 1999             ($100,000.00) as
                                   measured from the
                                   immediately preceding
                                   fiscal year end
     ----------------------------- ---------------------------- ----------------
     Each March 31                 ($100,000.00) as
                                   measured from the
                                   immediately preceding
                                   fiscal year end
     ----------------------------- ---------------------------- ----------------
     Each June 30                  $300,000.00 as measured
                                   from the immediately
                                   preceding fiscal year end
     ----------------------------- ---------------------------- ----------------
     September 30, 2000            $500,000.00 as measured
     and each                      from the immediately
     September 30                  preceding fiscal year end
     thereafter
     ----------------------------- ---------------------------- ----------------
     December 31, 2000             $0.00 as measured from
     and each                      the immediately
     December 31                   preceding fiscal year end
     thereafter
     ----------------------------- ---------------------------- ----------------


Covenant 6.15  Stop Loss

     ----------------------------- ---------------------------- ----------------
             Month Ending          Maximum Loss                     Actual
     ----------------------------- ---------------------------- ----------------
     Each month                    $100,000.00
     ----------------------------- ---------------------------- ----------------

Covenant 7.10  Capital Expenditures

     ------------------------- ----------------------- -------------------------
                               MAXIMUM ALLOWABLE
                               UNFINANCED CAPITAL      ACTUAL UNFINANCED
     FISCAL YEAR               EXPENDITURE             CAPITAL EXPENDITURES
     ------------------------- ----------------------- -------------------------
     Each Fiscal Year          $1,000,000.00
     ------------------------- ----------------------- -------------------------


     ------------------------- ----------------------- -------------------------
                               MAXIMUM ALLOWABLE       ACTUAL CAPITAL
     FISCAL YEAR               CAPITAL EXPENDITURES    EXPENDITURES
     ------------------------- ----------------------- -------------------------
     Each Fiscal Year          $1,500,000.00
     ------------------------- ----------------------- -------------------------

As of the Reporting Date, the Borrower ____ is ____ is not in compliance with
Section 7.17 of the Credit Agreement concerning salary increases not to exceed 25% per annum in the aggregate.

         OFFICERS                           PERCENTAGE INCREASE
         --------                           -------------------

         ____________________________       _____________________________
         ____________________________       _____________________________
         ____________________________       _____________________________

         (To be completed within 30 days of any salary increase)

         Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above.

                                        LASER POWER CORPORATION, a Delaware
                                        corporation



                                        By _____________________________________

                                           Its _________________________________


                                        EXOTIC MATERIALS, INC., a California
                                        corporation



                                        By _____________________________________

                                           Its _________________________________

                                      Exhibit D to Credit and Security Agreement

                                    PREMISES
                                    --------

                  The Premises referred to in the Credit and Security Agreement are legally described as follows:



LASER POWER CORPORATION
-----------------------

         Highlands Plaza
         Legal Description

            LOT 15 OF EMPLOYMENT CENTER DEVELOPMENT UNIT NO. 2A, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 10394, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, ON MAY 26, 1982.

            EXCEPT THEREFROM THE FOLLOWING:

            All Oil, Asphaltum, Petroleum, Natural Gas and other Hydrocarbons and other valuable mineral substances and products, and all other minerals, whether or not of the same character hereinbefore generally described, in or under said land and lying and being at a vertical depth of 500 or more feet below the present natural surface of the ground, but without right of entry on the surface or within a vertical depth of 500 feet below the present natural surface of the ground.

            PARCEL #304 101 01 00 08227


EXOTIC MATERIALS, INC.
----------------------

         Highlands Plaza
         Legal Description

           That certain real property situated in the County of Riverside, State of California, more particularly described as:

           Parcels 8, 9 and 10 of Parcel Map No. 23199, on file in Book 170, Pages 73 through 76, inclusive of Parcel Maps, Records of Riverside County, California

                                   Schedule 5.1 to Credit and Security Agreement

        Trade Names, Chief Executive Office, Principal Place of Business,
                           and Locations of Collateral

                                   TRADE NAMES
                                   -----------

                             Laser Power Corporation
                           Laser Power Micro Laser(s)
                              Laser Power Research
                               Laser Power Optics
                              Exotic Electro-Optics

               CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS
               --------------------------------------------------

                             Laser Power Corporation
                             12777 High Bluff Drive
                               San Diego, CA 92130

                             Exotic Materials, Inc.
                                36570 Briggs Road
                             Murrieta, CA 92563-2347


                     OTHER INVENTORY AND EQUIPMENT LOCATIONS
                     ---------------------------------------

                             Laser Power Corporation
                             12777 High Bluff Drive
                               San Diego, CA 92130

                             Exotic Materials, Inc.
                                36570 Briggs Road
                             Murrieta, CA 92563-2347

                                   Schedule 5.4 to Credit and Security Agreement

                                  SUBSIDIARIES
                                  ------------

                           EMI Acquisition Corporation
                               Laser Power Europe
                      Laser Optics de Mexico, S.A. de C.V.

                                   Schedule 7.1 to Credit and Security Agreement

                                           PERMITTED LIENS
                                           ---------------


   Creditor             Collateral               Jurisdiction          Filing Date        Filing No.
   --------             ----------               ------------          -----------        ----------

Imperial                Equipment                CA at 0800              04/23/96           9611560973
Business
Credit, Inc.

Safeco Credit           Voicemail System         CA at 0800              09/27/95           9527260755
Co., Inc.


Scripps Bank            Equipment                CA at 0800              09/16/93           93189562
                                                 Continuation            04/22/98           93113c0177

ATX Telecom             Patents                  CA at 1616              11/25/96           9633160864
Systems, Inc.


The CIT Group/          Equipment                CA at 1545              12/13/96           96348c0358
Equipment
Financing, Inc.

The CIT Group/          Equipment                CA at 1533              02/24/97           9705660157
Equipment
Financing, Inc.

Mitsui Vendor           Equipment                CA at 0800 Amended      08/16/96           9623360091
Leasing, Inc.                                                            06/25/97           97177c0301


                                   Schedule 7.2 to Credit and Security Agreement

                                     PERMITTED INDEBTEDNESS AND GUARANTIES
                                     -------------------------------------

                                                  Indebtedness
                                                  ------------
         Creditor           Principal        Maturity      Monthly               Collateral
         --------           ---------        --------      -------               ----------
                             Amount            Date        Payment
                             ------            ----        -------

     Scripps Bank                                                             Equipment as listed in
                                                                               recorded financing
                                                                                   statement
 Safeco Credit Co.,                                                           One (1) 8 Port 45 Hour
       Inc.                                                                        Voice Mail
 Imperial Business                                         $1,671.48          Equipment as listed in
   Credit, Inc.                                                                recorded financing
                                                                                    statement
                                                                              Rights under Agreement
   ATX Telecom                                                                  between the Board of
  Systems, Inc.                                                                Trustees of the Leland
                                                                              Stanford Junior University
                                                                                & Asa ___ Corporation
  Mitsui Vendor                                                                Equipment as listed in
  Leasing, Inc.                                                                  recorded financing
                                                                                     statement
    The CIT                                                                    Equipment as listed in
Group/Equipment                                                                  recorded financing
Financing, Inc.                                                                      statement
    The CIT                                                                    Equipment as listed in
Group/Equipment                                                                  recorded financing
Financing, Inc.                                                                      statement


                                   Guaranties
                                   ----------


       Primary Obligor      Amount and Description of    Beneficiary of Guaranty
       ---------------      -------------------------    -----------------------
                              Obligation Guaranteed
                              ---------------------


                                      None